UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

__________________

Date of Report (Date of earliest event reported):  June 27, 2011

CHINA INFRASTRUCTURE INVESTMENT CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-34150	88-0484183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room D, 2F, Building 12, Xinxin Huayuan, Jinshui Road, Zhengzhou, Henan Province The People’s Republic of China
(Address of principal executive offices)

Registrant's telephone number, including area code: (001) 86-375-2754377

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 27, 2011, China Infrastructure Investment Corporation’s (the “Company”) Board of Directors (the “Board”) accepted Mr. Chunxian Zhang’s resignation from his current position as Chief Financial Officer of the Company.  Mr. Zhang will continue to serve the Company as an Executive Director.

On June 27, 2011 the Board appointed Lei Li as the Company’s Chief Financial Officer.

Prior to joining the Company, Mr. Li served as Chief Executive Officer of Beijing Sino-US Great Wall Investment Company Ltd. From August 2005 through September 2010, he served as the General Manager of the Treasury and Capital Department at China Everbright Bank. From October 2004 to August 2005, he worked at General Electric Capital. From March 2002 to October 2004, he worked at Federal Home Loan Mortgage Corporation (Freddie Mac) in the U.S. Mr. Li worked at Merrill Lynch between November 2000 and March 2002 and worked in the Chief Financial Officer’s office at AT&T in the U.S. between July 1999 and November 2000. Mr. Li received his Ph.D. degree in Economics from the University of Pittsburgh in 1999. Mr. Li is a Certified Financial Analyst charter holder. Mr. Li has extensive practical experience in capital market, security trading and risk management.

Item 5.07.  Submission of Matters to a Vote of Security Holders

On June 27, 2011, the Company held an annual meeting of its stockholders (the “Annual Meeting”).  There were present at the Annual Meeting, in person or by proxy, holders of 77,310,962 shares of the Company’s common stock, or 96.64% of all shares eligible to vote on the subject proposals.

Proposal 1

Li Xipeng, Huang Yuemin, Xu Huiqing, Li Lei, Aaron Zhu, Sun Jianhao and Zhang Chunxian were elected to the Company’s board of directors for a term of one year as follows:

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Li Xipeng	68,494,068	226,760	20,400	11,258,772
Huang Yuemin	68,696,828	4,000	20,400	11,258,772
Xu Huiqing	68,698,828	2,000	20,400	11,258,772
Li Lei	68,695,804	5,024	20,400	11,258,772
Aaron Zhu	68,698,678	2,150	20,400	11,258,772
Sun Jianhao	68,697,628	3,200	20,400	11,258,772
Zhang Chunxian	68,691,804	9,024	20,400	11,258,772

Proposal 2

Weinberg & Company, P.A. was ratified to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2011. The voting totals were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
75,048,463	40,370	24,141	4,887,026

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2011	CHINA INFRASTRUCTURE INVESTMENT CORPORATION

	By:	/s/ Li Xipeng
	Name:	Li Xipeng